Sonos Reports Record Third Quarter Fiscal 2021 Results and Raises Fiscal Year 2021 Outlook Santa Barbara, CA - August 11, 2021 - Sonos, Inc. (Nasdaq: SONO) today reported record third quarter fiscal 2021 results. Third Quarter 2021 Financial Highlights (unaudited) ● GAAP net income (loss) increased to $17.8 million from ($57.0) million last year; non-GAAP net income (loss) excluding stock-based compensation, restructuring and legal and transaction related fees increased to $38.7 million from ($11.6) million last year. ● GAAP diluted earnings per share (EPS) increased to $0.12 from ($0.52) last year; non-GAAP diluted earnings per share (EPS) excluding stock-based compensation, restructuring, and legal and transaction related fees increased to $0.27 from ($0.11) last year. ● Adjusted EBITDA increased to $46.7 million from ($2.7) million last year. ● Adjusted EBITDA margin increased to 12.3% from (1.1%) last year. ● Gross margin increased 300 basis points to 47.0% from 44.0% last year. ● Revenue increased 52% year-over-year to $378.7 million; on a constant-currency basis, revenue increased approximately 45% year-over-year. Sonos CEO Patrick Spence commented, “Our third quarter results represent yet another record- shattering quarter at Sonos. We believe that the strong demand for our products is unwavering and underscores the uniqueness and power of our business model where customers start with one product and expand with more over time. Based on the strong demand for our products, the amazing execution of our team, and the power and profitability of our business, we are yet again raising our outlook for fiscal 2021.” Mr. Spence continued, “Our future has never been brighter, as there are three macro trends that position Sonos for continued growth in the large and growing global audio market. First, the “Golden Age of Audio” - as the leading premium home audio brand, we are well positioned to capitalize on the continued increase in audio content consumption and new audio formats that are emerging. Second, “Hollywood at Home” - with more video content going direct-to-home, consumers are demanding a theater-like audio experience in the home which Sonos is well positioned to provide. Third, “The Great Reshuffling” - the untethering of people from their offices enabling flexibility on how and where to live will drive continued investment in the home, a trend that our premium brand, design and quality is well- suited to capitalize on.” Mr. Spence concluded, “Long-term, we remain focused on our key three strategic initiatives - the expansion of our brand, the expansion of our offerings, and driving operational excellence. The powerful momentum we are experiencing in our business, exceeding even our own expectations from six months ago, puts us ahead of schedule on reaching our fiscal 2024 financial targets. We are extremely well positioned for the long-term and expect to deliver significant free cash flow and increased shareholder value over time as we continue on our quest to be the world’s leading sound experience company.” Fiscal 2021 Outlook ● Revenue increased to a range of $1.695 billion to $1.710 billion, representing growth in the range of 28% to 29% year-over-year (30% to 31% on a comparable basis excluding the 53rd week in fiscal 2020). ○ This compares to our prior guidance range of $1.625 billion to $1.675 billion and our initial fiscal 2021 outlook provided at the start of the fiscal year of $1.44 billion to $1.5 billion. ● Adjusted EBITDA increased to a range of $270 million to $280 million representing growth in the range of 149% to 158%. ○ This compares to our prior outlook of $225 million to $250 million and our initial fiscal 2021 outlook of $170 million to $205 million. ● Adjusted EBITDA margin increased to a range of 15.9% to 16.4%, representing a 770 to 820 basis point improvement year-over-year. ○ This compares to our prior outlook range of 13.8% to 14.9% and our initial fiscal 2021 outlook of 12% to 14%. ● Gross margin increased to a range of 46.5% to 46.9%, representing a 340 to 380 basis point improvement year-over-year. ○ This compares to our prior guidance range of 46.0% to 46.5% and our initial fiscal 2021 outlook of 45.3% to 45.8%. ○ Our fiscal 2021 gross margin outlook includes tariff refunds of $11 million and tariff expense of $9 million recognized through the third quarter fiscal 2021. Minimal tariff expense and no further tariff refunds are assumed for the fourth quarter given timing uncertainty. Supplemental Earnings Presentation The Company has posted a supplemental earnings presentation accompanying its third quarter fiscal 2021 results to the Earnings Reports section of its investor relations website at https://investors.sonos.com/reports-and-filings/default.aspx#section=earningsreports. Conference Call, Webcast and Transcript The Company will host a webcast of its conference call and Q&A related to its third quarter fiscal 2021 results on August 11, 2021 at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Participants may access the live webcast in listen-only mode on the Sonos investor relations website at https://investors.sonos.com/news-and-events/default.aspx. The conference call may also be accessed by dialing (833) 921-1637 with conference ID 8063688. Participants outside the U.S. can access the call by dialing (236) 714-2128 using the same conference ID. An archived webcast of the conference call and a transcript of the company’s prepared remarks and Q&A session will also be available at https://investors.sonos.com/reports-and- filings/default.aspx#section=earningsreports following the call.

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) (unaudited, in thousands, except share and per share amounts) Three Months Ended Nine Months Ended July 3, 2021 Jun 27, 2020 July 3, 2021 Jun 27, 2020 Revenue $ 378,672 $ 249,310 $ 1,357,204 $ 986,491 Cost of revenue 200,811 139,519 714,142 576,071 Gross profit 177,861 109,791 643,062 410,420 Operating expenses Research and development 55,578 57,770 164,294 159,890 Sales and marketing 67,231 77,273 198,888 205,201 General and administrative 38,323 31,662 113,372 87,989 Total operating expenses 161,132 166,705 476,554 453,080 Operating income (loss) 16,729 (56,914) 166,508 (42,660) Other income (expense), net Interest income 34 81 114 1,954 Interest expense (77) (360) (525) (1,187) Other income, net 1,998 365 4,678 3,366 Total other income, net 1,955 86 4,267 4,133 Income (loss) before provision for (benefit from) income taxes 18,684 (56,828) 170,775 (38,527) Provision for (benefit from) income taxes 858 152 3,436 (1) Net income (loss) $ 17,826 $ (56,980) $ 167,339 $ (38,526) Net income (loss) attributable to common stockholders: Basic $ 17,826 $ (56,980) $ 167,339 $ (38,526) Diluted $ 17,826 $ (56,980) $ 167,339 $ (38,526) Net income (loss) per share attributable to common stockholders: Basic $ 0.14 $ (0.52) $ 1.38 $ (0.35) Diluted $ 0.12 $ (0.52) $ 1.20 $ (0.35) Weighted-average shares used in computing net income (loss) per share attributable to common stockholders: Basic 125,138,279 109,477,622 120,876,472 109,325,785 Diluted 144,181,632 109,477,622 139,293,775 109,325,785 Total comprehensive income (loss) Net income (loss) $ 17,826 $ (56,980) $ 167,339 $ (38,526) Change in foreign currency translation adjustment (784) 219 262 (731) Comprehensive income (loss) $ 17,042 $ (56,761) $ 167,601 $ (39,257)

Condensed Consolidated Balance Sheets (unaudited, dollars in thousands, except par values) As of July 3, 2021 October 3, 2020 Assets Current assets: Cash and cash equivalents $ 670,905 $ 407,100 Restricted cash — 191 Accounts receivable, net of allowances 70,329 54,935 Inventories 146,697 180,830 Prepaids and other current assets 23,763 17,321 Total current assets 911,694 660,377 Property and equipment, net 71,732 60,784 Operating lease right-of-use assets 36,595 42,342 Goodwill 15,545 15,545 Intangible assets, net 24,962 26,394 Deferred tax assets 1,747 1,800 Other noncurrent assets 21,823 8,809 Total assets $ 1,084,098 $ 816,051 Liabilities and stockholders’ equity Current liabilities: Accounts payable $ 198,495 $ 250,328 Accrued expenses 77,006 45,049 Accrued compensation 66,041 44,517 Short-term debt — 6,667 Deferred revenue, current 16,906 15,304 Other current liabilities 42,471 31,150 Total current liabilities 400,919 393,015 Operating lease liabilities, noncurrent 36,501 50,360 Long-term debt — 18,251 Deferred revenue, noncurrent 53,480 47,085 Deferred tax liabilities 2,394 2,434 Other noncurrent liabilities 3,677 7,067 Total liabilities 496,971 518,212 Stockholders’ equity: Common stock, $0.001 par value 128 114 Treasury stock (48,740) (20,886) Additional paid-in capital 698,520 548,993 Accumulated deficit (61,153) (228,492)

Accumulated other comprehensive loss (1,628) (1,890) Total stockholders’ equity 587,127 297,839 Total liabilities and stockholders’ equity $ 1,084,098 $ 816,051

Condensed Consolidated Statements of Cash Flows (unaudited, dollars in thousands) Nine Months Ended July 3, 2021 June 27, 2020 Cash flows from operating activities Net income (loss) $ 167,339 $ (38,526) Adjustments to reconcile net income (loss) to net cash provided by operating activities Depreciation and amortization 25,789 27,692 Impairment and abandonment charges 2,789 14,047 Stock-based compensation expense 46,755 41,638 Other 1,253 4,371 Deferred income taxes 95 (176) Foreign currency transaction gain (2,226) (1,491) Changes in operating assets and liabilities: Accounts receivable, net (13,846) 53,418 Inventories 32,333 129,623 Other assets (17,730) (4,400) Accounts payable and accrued expenses (27,169) (162,137) Accrued compensation 21,501 8,038 Deferred revenue 7,715 3,506 Other liabilities 2,143 7,548 Net cash provided by operating activities 246,741 83,151 Cash flows from investing activities Purchases of property and equipment, intangible and other assets (34,792) (29,905) Cash paid for acquisition, net of acquired cash — (36,289) Net cash used in investing activities (34,792) (66,194) Cash flows from financing activities Repayments of borrowings (25,000) (5,000) Payments for repurchase of common stock (21,729) (33,216) Proceeds from exercise of common stock options 131,536 17,708 Payments for repurchase of common stock related to shares withheld for tax in connection with vesting of restricted stock units (34,877) (6,603) Net cash provided by (used in) financing activities 49,930 (27,111) Effect of exchange rate changes on cash, cash equivalents and restricted cash 1,735 639 Net increase (decrease) in cash, cash equivalents and restricted cash 263,614 (9,515) Cash, cash equivalents and restricted cash Beginning of period 407,291 338,820 End of period $ 670,905 $ 329,305 Supplemental disclosure

Cash paid for interest $ 434 $ 1,318 Cash paid for taxes, net of refunds $ 3,773 $ 1,153 Cash paid for amounts included in the measurement of lease liabilities $ 15,078 $ 11,689 Supplemental disclosure of non-cash investing and financing activities Purchases of property and equipment in accounts payable and accrued expenses $ 9,046 $ 3,055 Right-of-use assets obtained in exchange for new operating lease liabilities $ 1,622 $ 75,913

Reconciliation of Net Income (Loss) to Adjusted EBITDA (unaudited, dollars in thousands) Three Months Ended Nine Months Ended July 3, 2021 June 27, 2020 July 3, 2021 June 27, 2020 Net income (loss) $ 17,826 $ (56,980) $ 167,339 $ (38,526) Add (deduct): Depreciation and amortization 9,065 8,861 25,789 27,692 Stock-based compensation expense 15,547 15,041 46,755 41,638 Interest income (34) (81) (114) (1,954) Interest expense 77 360 525 1,187 Other income, net (1,998) (365) (4,678) (3,366) Provision for (benefit from) income taxes 858 152 3,436 (1) Restructuring and related expenses (1) — 26,160 (2,611) 26,160 Legal and transaction related costs (2) 5,351 4,132 25,030 9,285 Adjusted EBITDA $ 46,692 $ (2,720) $ 261,471 $ 62,115 Revenue $ 378,672 $ 249,310 $ 1,357,204 $ 986,491 Adjusted EBITDA margin 12.3% (1.1) % 19.3% 6.3% (1) Restructuring and related expenses for the nine months ended July 3, 2021 includes a gain of $2.8 million, related to our negotiation for the early termination of a facility lease that was part of the 2020 restructuring plan. The gain represents the difference between the related operating lease liability and previously accrued restructuring expenses versus the early termination payment. For a description of the 2020 restructuring plan, see “Restructuring and Related Costs” below. (2) Legal and transaction related costs consist of expenses related to our intellectual property ("IP") litigation against Alphabet Inc. and Google LLC as well as legal and transaction costs associated with our acquisition activity, which we do not consider representative of our underlying operating performance.

Reconciliation of Cash Flows Provided by Operating Activities to Free Cash Flow (unaudited, dollars in thousands) Nine Months Ended July 3, 2021 June 27, 2020 Cash flows provided by operating activities $ 246,741 $ 83,151 Less: Purchases of property and equipment, intangible and other assets (34,792) (29,905) Free cash flow $ 211,949 $ 53,246 Revenue by Product Category (unaudited, dollars in thousands) Three Months Ended Nine Months Ended July 3, 2021 June 27, 2020 July 3, 2021 June 27, 2020 Sonos speakers $ 310,233 $ 196,895 $ 1,105,283 $ 779,939 Sonos system products 47,621 42,164 197,442 150,887 Partner products and other revenue 20,818 10,251 54,479 55,665 Total revenue $ 378,672 $ 249,310 $ 1,357,204 $ 986,491 Revenue by Geographical Region (unaudited, dollars in thousands) Three Months Ended Nine Months Ended July 3, 2021 June 27, 2020 July 3, 2021 June 27, 2020 Americas $ 223,720 $ 151,167 $ 784,898 $ 556,325 Europe, Middle East and Africa ("EMEA") 126,228 83,818 480,541 353,807 Asia Pacific ("APAC") 28,724 14,325 91,765 76,359 Total revenue $ 378,672 $ 249,310 $ 1,357,204 $ 986,491

Stock-based Compensation (unaudited, dollars in thousands) Three Months Ended Nine Months Ended July 3, 2021 June 27, 2020 July 3, 2021 June 27, 2020 Cost of revenue $ 248 $ 306 $ 723 $ 866 Research and development 6,125 6,154 19,067 16,697 Sales and marketing 3,277 3,710 10,317 10,658 General and administrative 5,897 4,871 16,648 13,417 Total stock-based compensation expense $ 15,547 $ 15,041 $ 46,755 $ 41,638 Restructuring and Related Costs (1) (unaudited, dollars in thousands) Three Months Ended Nine Months Ended July 3, 2021 June 27, 2020 July 3, 2021 June 27, 2020 Research and development $ — $ 4,949 $ 25 $ 4,949 Sales and marketing — 19,788 (2,636) 19,788 General and administrative $ — $ 1,423 $ — $ 1,423 Total restructuring and related costs $ — $ 26,160 $ (2,611) $ 26,160 (1) On June 23, 2020, we initiated a restructuring plan as part of our efforts to reduce operating expenses and preserve liquidity due to the uncertainty and challenges stemming from the COVID-19 pandemic. As part of the 2020 restructuring plan, we eliminated approximately 12% of our global headcount and closed our New York retail store and six satellite offices. We believe these initiatives will better align our resources to provide further operating flexibility and more efficiently position our business for our long-term strategy. Activities under the 2020 restructuring plan were substantially completed in the first quarter of fiscal 2021. In the first quarter of fiscal 2021, we negotiated the early termination of a facility lease that was part of the 2020 restructuring and recorded a gain of $2.8 million, representing the difference between the related operating lease liability and previously accrued restructuring expenses versus the early termination payment. The gain was recognized as a credit in sales and marketing expenses on the condensed consolidated statements of operations and comprehensive income. Use of Non-GAAP Measures We have provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles (“U.S. GAAP”), including adjusted EBITDA, adjusted EBITDA margin, free cash flow, net income (loss) excluding stock-based compensation, restructuring, and legal and transaction related fees, and diluted earnings per share (EPS) excluding stock-based compensation, restructuring, and legal and transaction related fees. These non-GAAP financial measures are not based on any standardized methodology prescribed by U.S. GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in these non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Non-GAAP financial measures should not be considered in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. Investors are encouraged to review the reconciliation of these financial measures to their nearest U.S. GAAP financial equivalents provided in the financial statement tables above. We define adjusted EBITDA as net income (loss) adjusted to exclude the impact of depreciation, stock-based compensation expense, interest income, interest expense, other income (expense), income taxes and other items that we do not consider representative of our underlying operating performance. We define adjusted EBITDA margin as adjusted EBITDA divided by revenue. We define free cash flow as net cash from operations less purchases of property and equipment and intangible assets. We calculate non-GAAP net income (loss) excluding stock-based compensation, restructuring and legal and transaction related fees as net income (loss) less stock-based compensation, restructuring fees and legal and transaction related fees. We calculate non-GAAP diluted earnings per share (EPS) excluding stock-based compensation, restructuring, and legal and transaction related fees as net income (loss) less stock-based compensation, restructuring costs and legal and transaction related fees divided by our number of shares at fiscal year end. We calculate constant currency growth percentages by translating our prior period financial results using the current period average currency exchange rates and comparing these amounts to our current period reported results. We do not provide a reconciliation of forward-looking non- GAAP financial measures to their comparable GAAP financial measures because we cannot do so without unreasonable effort due to unavailability of information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, we do so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for items such as stock- based compensation, which is inherently difficult to predict with reasonable accuracy. Stock- based compensation expense is difficult to estimate because it depends on our future hiring and retention needs, as well as the future fair market value of our common stock, all of which are difficult to predict and subject to constant change. In addition, for purposes of setting annual guidance, it would be difficult to quantify stock-based compensation expense for the year with reasonable accuracy in the current quarter. As a result, we do not believe that a GAAP reconciliation would provide meaningful supplemental information about our outlook. Forward Looking Statements This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding our outlook for the fiscal year ended October 2, 2021, our fiscal 2024 targets, our long-term focus, financial, growth and business strategies and opportunities, growth metrics and targets, our business model, new products, services and partnerships, profitability and gross margins, our direct-to-consumer efforts, our market share, and other factors affecting variability in our financial results. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors, including, but not limited to the duration and impact of the COVID- 19 pandemic and related mitigation efforts on our industry and our supply chain; supply chain challenges, including shipping and logistics challenges and significant limits on component supplies; changes in general economic or market conditions that could affect consumer income and overall consumer spending; our ability to successfully introduce new products and services and maintain or expand the success of our existing products; the success of our efforts to expand our direct-to-consumer channel; the success of our financial, growth and business strategies; our ability to meet and accurately forecast product demand and manage any product availability delays; and the other risk factors set forth under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended April 3, 2021 and our other filings filed with the Securities and Exchange Commission (the “SEC”), copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from our investor relations department. All forward-looking statements herein reflect our opinions only as of the date of this press release, and we undertake no obligation, and expressly disclaim any obligation, to update forward-looking statements herein in light of new information or future events. Sonos and Sonos product names are trademarks or registered trademarks of Sonos, Inc. All other product names and services may be trademarks or service marks of their respective owners. About Sonos Sonos (Nasdaq: SONO) is one of the world’s leading sound experience brands. As the inventor of multi-room wireless home audio, Sonos’ innovation helps the world listen better by giving people access to the content they love and allowing them to control it however they choose. Known for delivering an unparalleled sound experience, thoughtful home design aesthetic, simplicity of use and an open platform, Sonos makes the breadth of audio content available to anyone. Sonos is headquartered in Santa Barbara, California. Learn more at www.sonos.com. Investor Contact Cammeron McLaughlin IR@ sonos.com Press Contact Tom Lodge PR@sonos.com Source: Sonos